GENELOGIC

EXHIBIT 10.6a


                  Summary of Non-Employee Director Compensation
                  ---------------------------------------------


Annual Retainer (Directors other than Chairman)                        $25,000
Board Chairman Annual Retainer                                         $50,000

Committee Chairman Annual Retainer
         Audit Committee                                               $10,000
         Compensation Committee                                        $10,000
         Nominating and Corporate Governance Committee                 $ 5,000

Board Meeting Fee                                                      $ 1,500  per meeting

Committee Meeting Fee (if not held with regular Board mtg.)            $ 1,000

Initial Director Stock Option Grant upon election (#)                   30,000*
Initial Chairman Stock Option Grant upon election (#)                   60,000 (less shares from initial
                                                                                grant upon prior election
                                                                                to Board)**

Annual Director Stock Option Grant (#)                                  15,000***
Annual Chairman Stock Option Grant (#)                                  20,000***

-----------------

* Subject to sufficient plan shares, exercise price at fair market value on date of grant, vesting in four equal annual increments commencing on first anniversary of date of grant or upon a change of control and similar events, ten year term, terminates 12 mos. after no longer a Director or 18 mos. in case of death.

** Subject to sufficient plan shares, exercise price at fair market value on date of grant, vesting in three equal annual increments commencing on first anniversary of date of grant or upon a change of control and similar events, ten year term, terminates 12 mos. after no longer a Director or 18 mos. in case of death.

*** Subject to sufficient plan shares and stockholder approval of the Chairman grant; exercise price at fair market value on date of grant, vesting in full on first anniversary of grant date or upon a change of control and similar events, terminates 12 mos. after no longer a Director or 18 mos. in case of death.